Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management
FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.
Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.
Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest-rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.
Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.
Non-Derivative Financial Assets and Liabilities
At December 31, 2019 and 2018, the Company’s carrying amounts of cash and cash equivalents, accounts receivable, due from related parties, short-term notes payable, accounts payable, and due to related parties are representative of fair value due to the short-term nature of these instruments.
Fair Value Measurements of Long-Term Debt
The fair values and carrying values of the Company’s long-term debt at December 31, 2019 and 2018 are as follows:

	2019	2019	2018	2018
December 31 (millions of dollars)	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt measured at fair value:
$50 million of MTN Series 33 notes	50	50	49	49
$500 million MTN Series 37 notes	—	—	495	495
$300 million MTN Series 39 notes	301	301	301	301
Other notes and debentures	11,124	13,121	9,864	10,820
Long-term debt, including current portion	11,475	13,472	10,709	11,665
Fair Value Measurements of Derivative Instruments
Fair Value Hedges
At December 31, 2019, Hydro One had interest-rate swaps with a total notional amount of $350 million (2018 - $850 million) that were used to convert fixed-rate debt to floating-rate debt. These swaps are classified as fair value hedges. Hydro One’s fair value hedge exposure was approximately 3% (2018 - 8%) of its total long-term debt. At December 31, 2019, Hydro One had the following interest-rate swaps designated as fair value hedges:

•	a $50 million fixed-to-floating interest-rate swap agreement to convert $50 million of the $350 million MTN Series 33 notes maturing April 30, 2020 into three-month variable rate debt; and

•	a $300 million fixed-to-floating interest-rate swap agreement to convert the $300 million MTN Series 39 notes maturing June 25, 2021 into three-month variable rate debt.
Cash Flow Hedges
At December 31, 2019, Hydro One had a total of $800 million in 3-year pay-fixed, receive-floating interest-rate swap agreements designated as cash flow hedges. These cash flow hedges are intended to offset the variability of interest rates on the issuances of short-term commercial paper between January 9, 2020 and March 9, 2023.
At December 31, 2019 and 2018, the Company had no interest-rate swaps classified as undesignated contracts.
Fair Value Hierarchy
The fair value hierarchy of financial assets and liabilities at December 31, 2019 and 2018 is as follows:

December 31, 2019 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Derivative instruments[1]
Fair value hedges (interest-rate swaps)	1	1	—	1	—
Cash flow hedges (interest-rate swaps)	2	2	—	2	—
	3	3	—	3	—

Liabilities:
Long-term debt, including current portion	11,475	13,472	—	13,472	—
	11,475	13,472	—	13,472	—
[1] Derivative assets are included in other long-term assets on the consolidated balance sheets.

December 31, 2018 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Liabilities:
Long-term debt, including current portion	10,709	11,665	—	11,665	—
Derivative instruments - fair value hedges (interest-rate swaps)[1]	5	5	—	5	—
	10,714	11,670	—	11,670	—
[1] Derivative liabilities are included in other long-term liabilities on the consolidated balance sheets.
The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.
There were no transfers between any of the fair value levels during the years ended December 31, 2019 or 2018.
Risk Management
Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.
Market Risk
Market risk refers primarily to the risk of loss which results from changes in costs, foreign exchange rates and interest rates. The Company is exposed to fluctuations in interest rates, as its regulated return on equity is derived using a formulaic approach that takes anticipated interest rates into account. The Company is not currently exposed to material commodity price risk or material foreign exchange risk.
The Company uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. The Company also uses derivative financial instruments to manage interest-rate risk. The Company may utilize interest-rate swaps designated as fair value hedges as a means to manage its interest rate exposure to achieve a lower cost of debt. The Company may also utilize interest-rate derivative instruments, such as cash flow hedges, to manage its exposure to short-term interest rates or to lock in interest-rate levels in anticipation of future financing.
A hypothetical 100 basis points increase in interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s net income for the years ended December 31, 2019 and 2018.
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the Consolidated Statements of Operations and Comprehensive Income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2019 and 2018 were not material.
For derivative instruments that are designated and qualify as cash flow hedges, the unrealized gain or loss, net of tax, on the derivative instrument is recorded as OCI and is reclassified to results of operations in the same period during which the hedged transaction affects results of operations. The unrealized gain, net of tax, on the cash flow hedges for the year ended December 31, 2019 recorded in OCI was $2 million (2018 - $nil), resulting in an AOCI balance of $2 million related to cash flow hedges at December 31, 2019 (2018 - $nil). No amounts were reclassified to results of operations during 2019 or 2018. The Company estimates that the amount of AOCI, net of tax, related to cash flow hedges to be reclassified to results of operations in the next 12 months is not significant. Actual amounts reclassified to results of operations depend on the market risk in effect until the derivative contracts mature. For all forecasted transactions, the maximum term over which the Company is hedging exposures to the variability of cash flows is approximately three years.
Credit Risk
Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2019 and 2018, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a material amount of revenue from any single customer. At December 31, 2019 and 2018, there was no material accounts receivable balance due from any single customer.
At December 31, 2019, the Company’s allowance for doubtful accounts was $22 million (2018 - $21 million). The allowance for doubtful accounts reflects the Company's current lifetime expected credit losses for all accounts receivable balances, which are based on historical overdue balances, customer payments and write-offs. At December 31, 2019, approximately 5% (2018 - 5%) of the Company’s net accounts receivable were outstanding for more than 60 days.
Hydro One manages its counterparty credit risk through various techniques including: entering into transactions with highly rated counterparties; limiting total exposure levels with individual counterparties; entering into master agreements which enable net settlement and the contractual right of offset; and monitoring the financial condition of counterparties. The Company monitors current credit exposure to counterparties on both an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the Consolidated Balance Sheets.
Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. At December 31, 2019 and 2018, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was not material. At December 31, 2019, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, had a credit rating of investment grade, with three financial institutions as the counterparties.
Liquidity Risk
Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term operating liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, and the Operating Credit Facilities. The short-term liquidity under the Commercial Paper Program, Operating Credit Facilities, and anticipated levels of funds from operations are expected to be sufficient to fund normal operating requirements.